AMENDMENT #44 (this “Amendment”) is made as of September 12, 2016, to the DOMESTIC CUSTODY AGREEMENT between JPMORGAN CHASE BANK, N.A. (“Bank”) and PROSHARES TRUST (“ProShares”) dated as of May 25, 2006, as amended from time to time (the “Agreement”).

The Bank and ProShares hereby agree to replace each of Exhibit 1 and Schedule A to the Agreement in their entirety with the respectively corresponding Exhibit 1 and Schedule A attached hereto. Except as amended hereby, all other terms and conditions of the Agreement remain unchanged, and the Agreement shall remain in full force and effect and the parties agree that as of date hereof, this Amendment shall form a part of the Agreement.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers or authorized representatives as of the day and year first above written.

PROSHARES TRUST

By:	/s/ Todd B. Johnson
Name: Todd B. Johnson
Title: President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Josh Jacobs
Name: Josh Jacobs
Title: Executive Director

EXHIBIT 1
PROSHARES TRUST PORTFOLIOS
THAT ARE
PARTIES TO THIS CUSTODY AGREEMENT
(As of September 12, 2016)

NAME	Tax ID
1. ProShares Short S&P500	20-3689256
2. ProShares Short QQQ	20-3689265
3. ProShares Short Dow30	20-3689300
4. ProShares Short MidCap400	20-3689284
5. ProShares UltraShort S&P500	20-3836953
6. ProShares UltraShort QQQ	20-3836962
7. ProShares UltraShort Dow30	20-3836977
8. ProShares UltraShort MidCap400	20-3836984
9. ProShares Ultra S&P500	20-3689227
10. ProShares Ultra QQQ	20-3689103
11. ProShares Ultra Dow30	20-3689206
12. ProShares Ultra MidCap400	20-3689184
13. ProShares Ultra SmallCap600	20-5966033
14. ProShares Ultra Russell2000	20-5963205
15. ProShares Short SmallCap600	01-0879232
16. ProShares Short Russell2000	20-5963749
17. ProShares UltraShort SmallCap600	20-5966134
18. ProShares UltraShort Russell2000	20-5963622
19. ProShares Ultra Basic Materials	20-5974078
20. ProShares Ultra Consumer Goods	20-5974160
21. ProShares Ultra Consumer Services	20-5974211
22. ProShares Ultra Financials	20-5974401
23. ProShares Ultra Health Care	20-5974479
24. ProShares Ultra Industrials	20-5974536
25. ProShares Ultra Oil & Gas	20-5974576
26. ProShares Ultra Real Estate	20-5974751
27. ProShares Ultra Semiconductors	20-5974819
28. ProShares Ultra Technology	20-5974619
29. ProShares Ultra Utilities	20-5974703
30. ProShares UltraShort Basic Materials	20-5974903
31. ProShares UltraShort Consumer Goods	20-5974952
32. ProShares UltraShort Consumer Services	20-5975042
33. ProShares UltraShort Financials	20-5975143
34. ProShares UltraShort Health Care	20-5966268
35. ProShares UltraShort Industrials	20-5966737
36. ProShares UltraShort Oil & Gas	20-5967327
37. ProShares UltraShort Real Estate	20-5967533
38. ProShares UltraShort Semiconductors	20-5967573
39. ProShares UltraShort Technology	20-5967363
40. ProShares UltraShort Utilities	20-5967398
41. ProShares Ultra Russell1000 Value	20-5967698
42. ProShares Ultra Russell1000 Growth	20-5967660
43. ProShares Ultra Russell MidCap Value	20-5972566

44. ProShares Ultra Russell MidCap Growth	20-5967761
45. ProShares Ultra Russell2000 Value	20-5972710
46. ProShares Ultra Russell2000 Growth	20-5972626
47. ProShares UltraShort Russell1000 Value	20-5972877
48. ProShares UltraShort Russell1000 Growth	20-5972820
49. ProShares UltraShort Russell MidCap Value	20-5973025
50. ProShares UltraShort Russell MidCap Growth	20-5972981
51. ProShares UltraShort Russell2000 Value	20-5973176
52. ProShares UltraShort Russell2000 Growth	20-5973099
53. ProShares Short MSCI Emerging Markets	26-0425684
54. ProShares Short MSCI EAFE	26-0426010
55. ProShares UltraShort MSCI Emerging Markets	26-0425564
56. ProShares UltraShort MSCI Japan	26-0425790
57. ProShares UltraShort MSCI EAFE	26-0425948
58. ProShares UltraShort FTSE China 25	26-0425417
59. ProShares UltraShort 7-10 Year Treasury	26-1353841
60. ProShares UltraShort 20+ Year Treasury	26-1353968
61. ProShares Ultra FTSE China 25	26-1686227
62. ProShares Ultra MSCI Japan	26-1686105
63. ProShares Ultra Telecommunications	26-2126869
64. ProShares UltraShort Telecommunications	26-2126749
65. ProShares Short Financials	26-2751472
66. ProShares Short Oil & Gas	26-2751491
67. ProShares Ultra MSCI EAFE	26-1865761
68. ProShares Ultra MSCI Emerging Markets	26-1865598
69. ProShares Ultra Russell3000	27-0215123
70. ProShares UltraShort MSCI Europe	27-0215713
71. ProShares UltraShort MSCI Pacific ex-Japan	27-0215761
72. ProShares UltraShort MSCI Brazil	27-0215820
73. ProShares UltraShort MSCI Mexico Investable Market	27-0215323
74. ProShares UltraShort Russell3000	27-0215181
75. ProShares Credit Suisse 130/30	26-2670007
76. ProShares UltraPro S&P500	27-0368618
77. ProShares UltraPro Short S&P500	27-0368696
78. ProShares Short 20+ Year Treasury	27-0705063
79. ProShares Ultra 7-10 Year Treasury	27-1134361
80. ProShares Ultra 20+ Year Treasury	27-1134375
81. ProShares UltraPro Dow30	27-1549941
82. ProShares UltraPro MidCap400	27-1549427
83. ProShares UltraPro Russell2000	27-1550293
84. ProShares UltraPro QQQ	27-1549798
85. ProShares UltraPro Short Dow30	27-1550022
86. ProShares UltraPro Short MidCap400	27-1549529
87. ProShares UltraPro Short Russell2000	27-1550151
88. ProShares UltraPro Short QQQ	27-1549635
89. ProShares Short Basic Materials	27-1779511
90. ProShares Short Real Estate	27-1779615
91. ProShares Short FTSE China 25	27-1779991
92. ProShares Ultra Nasdaq Biotechnology	26-3639539
93. ProShares UltraShort Nasdaq Biotechnology	26-3639581
94. ProShares Ultra KBW Regional Banking	27-1779852

95. ProShares Short KBW Regional Banking	27-1779716
96. ProShares Ultra MSCI Europe	27-1780206
97. ProShares Ultra MSCI Pacific ex-Japan	27-1780296
98. ProShares Ultra MSCI Brazil	27-1780485
99. ProShares Ultra MSCI Mexico Investable Market	27-1780568
100. ProShares RAFI Long/Short	27-3968549
101. ProShares Hedge Replication ETF	27-4256573
102. ProShares UltraShort TIPS	27-2855220
103. ProShares Short High Yield	27-5040566
104. ProShares Short Investment Grade Corporate	27-5040865
105. ProShares UltraShort 3-7 Year Treasury	27-2856287
106. ProShares Short 7-10 Year Treasury	27-0704884
107. ProShares Ultra High Yield	45-1470999
108. ProShares Ultra Investment Grade Corporate	45-1471128
109. ProShares German Sovereign/Sub-Sovereign ETF	45-3419107
110. ProShares UltraPro 10 Year TIPS/TSY Spread	45-3571566
111. ProShares UltraPro Short 10 Year TIPS/TSY Spread	45-3571576
112. ProShares 30 Year TIPS/TSY Spread	45-3795433
113. ProShares Short 30 Year TIPS/TSY Spread	45-3795515
114. ProShares UltraPro MSCI Emerging Markets	27-1564659
115. ProShares UltraPro Short MSCI Emerging Markets	27-1564729
116. ProShares UltraPro 20+ Year Treasury	27-1564927
117. ProShares UltraPro Short 20+ Year Treasury	27-1564991
118. ProShares USD Covered Bond	45-4218033
119. ProShares UltraPro Financials	45-5439226
120. ProShares UltraPro Short Financials	45-5449466
121. ProShares Merger ETF	45-5493124
122. ProShares Global Listed Private Equity ETF	46-1549234
123. ProShares High Yield-Interest Rate Hedged	30-0760943
124. ProShares S&P 500 Aristocrats ETF	61-1719417
125. ProShares Investment Grade -Interest Rate Hedged	46-3707468
126. ProShares Short Term USD Emerging Markets Bond ETF	46-3718052
127. ProShares OJ Brookfield Global Infrastructure	80-0878465
128. ProShares CDS North American HY Credit ETF	46-5705868
129. ProShares CDS Short North American HY Credit ETF	46-5713490
130. ProShares CDS North American IG Credit ETF	46-5726415
131. ProShares CDS Short North American IG Credit ETF	46-5736448
132. ProShares MSCI EAFE Dividend Growers ETF	47-1181906
133. ProShares MSCI Emerging Markets Dividend Growers ETF	47-1210297
134. ProShares Morningstar Alternatives Solution ETF	47-1806743
135. ProShares USD Emerging Markets Bond- Interest Rate Hedged	46-5535040
136. ProShares Russell2000 Dividend Growers ETF	47-2334486
137. ProShares S&P Midcap 400 Dividend Aristocrats ETF	47-2328114
138. ProShares Ultra Gold Miners	27-2855287
139. ProShares Ultra Junior Miners	47-2588371
140. ProShares UltraShort Gold Miners	27-2855402
141. ProShares UltraShort Junior Miners	47-2584287
142. ProShares UltraPro Nasdaq Biotechnology	47-3978679
143. ProShares UltraPro Short Nasdaq Biotechnology	47-3990091
144. ProShares Ultra Oil & Gas Exploration & Production	47-3931402
145. ProShares UltraShort Oil & Gas Exploration & Production	47-3941274

146. ProShares Ultra Homebuilders & Supplies	47-3945544
147. ProShares UltraShort Homebuilders & Supplies	47-3959367
148. ProShares Hedged FTSE Europe ETF	47-3999295
149. ProShares Hedged FTSE Japan ETF	47-3918334
150. ProShares MSCI Europe Dividend Growers ETF	47-4748392
151. ProShares S&P 500 Ex-Energy ETF	47-4620405
152. ProShares S&P 500 Ex-Financials ETF	47-4632587
153. ProShares S&P 500 Ex-Health Care ETF	47-4662997
154. ProShares S&P 500 Ex-Technology ETF	47-4651159
155. ProShares Managed Futures Strategy ETF	47-4905394
156. ProShares UltraPro China A Shares	47-5259148
157. ProShares UltraShort China A Shares	47-5264020
158. ProShares K-1 Free Crude Oil Strategy ETF	81-3685786

SCHEDULE A

PROSHARES TRUST

FEE SCHEDULE

FOR

GLOBAL CUSTODY AND AGENCY SERVICES

from

JPMORGAN CHASE BANK, N.A.

[Portions Redacted]

A. Global Custody Core Service Fees (all funds except ProShares Morningstar Alternatives Solution ETF)

US Tiered Safekeeping Fee
From	To	Annual Fee Basis Points
	$10,000,000,000	[Redacted	]
$10,000,000,001	$25,000,000,000	[Redacted	]
$25,000,000,001		[Redacted	]

Other Transactions	Fee per Transaction
Transactions – DTC non-Russell index funds	[redacted	]
Transactions – DTC Russell index funds	[redacted	]
Transactions – Fed Book Entry	[redacted	]
Transactions – Physical/Private Placement	[redacted	]
Futures/ Options	[redacted	]
Wires	[redacted	]
In-Kind Transactions non-Russell index funds	[redacted	]
In-Kind Transactions Russell index funds	[redacted	]
Manual Instruction Surcharge	[redacted	]

B. Global Custody Core Service Fees (ProShares Morningstar Alternatives Solution ETF)

*All Fees in: US Dollar

Safekeeping and administration charges are applied to the market value of assets held at the end of the billing period. Transaction charges are applied to all securities transactions (including receives/delivers versus payment and free receives/delivers), effected during the billing period. Transaction prices below presume that J.P. Morgan receives valid instructions in an electronic format that enables straight-through processing (STP), when applicable; trade instructions that require manual input or repair will incur a surcharge.

Country of Settlement	Safekeeping and Administration Basis Point Fee		Transactions (Buys/ Sells, Receive/Deliver Free) $ Fee per STP Transaction
United States	[redacted	]	[redacted	]

U.S. Transaction Fees	Fee per Transaction
Transactions - DTC	[redacted	]
Transactions - FBE	[redacted	]
Transactions - Physical/Private Placement	[redacted	]
Futures/Options	[redacted	]

Other Transaction Fees	Fee per Transaction
Checks	[redacted	]
Wires	[redacted	]
CLS Transactions (per leg)	[redacted	]
Interaccount Transfer (Cash and Securities, per side)	[redacted	]
Memo Posting *	[redacted	]
Cancelled Trade (in addition to transaction charge)	[redacted	]
Amendments (in addition to transaction charge)	[redacted	]
Manual Instruction Surcharge (in addition to transaction charge) **	[redacted	]
Electronic Non-STP Surcharge (in addition to transaction charge) ***	[redacted	]
Manual Corporate Action Instruction	[redacted	]
Proxy (per vote)	[redacted	]

*	Memos: This fee is generated when assets that are not custodied or controlled by J.P. Morgan are posted to the client’s custody account. The fee includes memos that are posted for repo transactions. Other examples may include non-securitized assets that are requested by the client to be posted as an asset to the custody record, such as fund of fund positions, derivatives, bank loans or time deposits.
**	Manual Instruction Surcharge: This fee will be generated in addition to standard transaction charges for all faxed instructions sent to J.P. Morgan.
***	Electronic Non-STP Surcharge: This fee will be generated in addition to standard transaction charges for all instructions sent to J.P. Morgan that failed STP due to client instruction error.

C.	Out-of-Pocket Fees (Custody Only)

The Trust shall reimburse J.P. Morgan for all reasonable out-of-pocket expenses incurred on its behalf.

D. Global Fee Schedule

Global Custody Core Service Fees

Asset charges (per annum) and Transaction charges (per security movement). These global custody fees are all the fees contemplated in Section 4.1 of the Global Custody Rider to this agreement.

Country of Settlement	Safekeeping and Administration Basis Point Fee		Transactions (Buys/Sells, Receive/Deliver Free) $ Fee per STP Transaction
Argentina	[redacted	]	[redacted	]
Australia	[redacted	]	[redacted	]
Austria	[redacted	]	[redacted	]
Belgium	[redacted	]	[redacted	]
Brazil	[redacted	]	[redacted	]
Canada	[redacted	]	[redacted	]
Chile	[redacted	]	[redacted	]
China	[redacted	]	[redacted	]
Clearstream	[redacted	]	[redacted	]
Colombia	[redacted	]	[redacted	]
Czech Republic	[redacted	]	[redacted	]
Denmark	[redacted	]	[redacted	]
Euroclear	[redacted	]	[redacted	]
Egypt	[redacted	]	[redacted	]
Finland	[redacted	]	[redacted	]
France	[redacted	]	[redacted	]
Germany	[redacted	]	[redacted	]
Greece	[redacted	]	[redacted	]
Hong Kong	[redacted	]	[redacted	]
Hungary	[redacted	]	[redacted	]
India	[redacted	]	[redacted	]
Indonesia	[redacted	]	[redacted	]
Ireland	[redacted	]	[redacted	]
Israel	[redacted	]	[redacted	]
Italy	[redacted	]	[redacted	]
Japan	[redacted	]	[redacted	]
Jordan	[redacted	]	[redacted	]
Korea	[redacted	]	[redacted	]
Malaysia	[redacted	]	[redacted	]
Mexico	[redacted	]	[redacted	]
Morocco	[redacted	]	[redacted	]
Netherlands	[redacted	]	[redacted	]
New Zealand	[redacted	]	[redacted	]
Norway	[redacted	]	[redacted	]
Pakistan	[redacted	]	[redacted	]
Peru	[redacted	]	[redacted	]
Philippines	[redacted	]	[redacted	]
Poland	[redacted	]	[redacted	]
Portugal	[redacted	]	[redacted	]
Qatar	[redacted	]	[redacted	]
Russia	[redacted	]	[redacted	]
Singapore	[redacted	]	[redacted	]
South Africa	[redacted	]	[redacted	]
Spain	[redacted	]	[redacted	]
Sweden	[redacted	]	[redacted	]
Switzerland	[redacted	]	[redacted	]
Taiwan	[redacted	]	[redacted	]
Thailand	[redacted	]	[redacted	]
Turkey	[redacted	]	[redacted	]

Country of Settlement	Safekeeping and Administration Basis Point Fee		Transactions (Buys/Sells, Receive/Deliver Free) $ Fee per STP Transaction
United Arab Emirates	[redacted	]	[redacted	]
United Kingdom	[redacted	]	[redacted	]

[redacted]% transaction fee reduction during the first year of operation, for funds with a Fund Style of Currency Hedged in the Agency Services section of this agreement.

E.    Agency Services

JPMorgan shall be entitled to receive transaction fees from Authorized Participants (APs) according to the following schedule.

JPMorgan is entitled to transaction fees even if the fee is not delivered or required to be delivered from the Authorized Participant. If the transaction fee is not delivered by the Authorized Participant than the fee will be paid to JPMorgan by the relevant fund.

For all “Ultra” funds where a cash Creation Unit transaction (purchases or redemptions) occurs; JPM will reimburse the funds for any transaction fee collected from APs above $[redacted].

Transaction fee schedule charged to create or redeem Creation Units regardless of number of units redeemed or created for an order:

For funds with a Fund Style of Currency Hedged, JPM will reimburse the funds for any transaction fee collected from APs above $[redacted] for both cash and In-kind creation units during the funds’ first year of operation.

FUNDS	FEE	Fund Style
ProShares Ultra S&P500®	[redacted]	Ultra
ProShares Short S&P500®	[redacted]	Short
ProShares UltraShort S&P500®	[redacted]	Short
ProShares Ultra QQQ®	[redacted]	Ultra
ProShares Short QQQ®	[redacted]	Short
ProShares UltraShort QQQ®	[redacted]	Short
ProShares Ultra Dow30SM	[redacted]	Ultra
ProShares Short Dow30SM	[redacted]	Short
ProShares UltraShort Dow30SM	[redacted]	Short
ProShares Ultra MidCap400	[redacted]	Ultra
ProShares Short MidCap400	[redacted]	Short
ProShares UltraShort MidCap400	[redacted]	Short
ProShares Ultra Russell2000	[redacted]	Ultra
ProShares Short Russell2000	[redacted]	Short
ProShares UltraShort Russell2000	[redacted]	Short
ProShares Ultra SmallCap600	[redacted]	Ultra
ProShares Short SmallCap600	[redacted]	Short
ProShares UltraShort SmallCap600	[redacted]	Short
ProShares Ultra Russell1000 Value	[redacted]	Ultra
ProShares Short Russell1000 Value	[redacted]	Short
ProShares UltraShort Russell1000 Value	[redacted]	Short
ProShares Ultra Russell1000 Growth	[redacted]	Ultra
ProShares Short Russell1000 Growth	[redacted]	Short
ProShares UltraShort Russell1000 Growth	[redacted]	Short

ProShares Ultra Russell MidCap Value	[redacted]	Ultra
ProShares Short Russell MidCap Value	[redacted]	Short
ProShares UltraShort Russell MidCap Value	[redacted]	Short
ProShares Ultra Russell MidCap Growth	[redacted]	Ultra
ProShares Short Russell MidCap Growth	[redacted]	Short
ProShares UltraShort Russell MidCap Growth	[redacted]	Short
ProShares Ultra Russell2000 Value	[redacted]	Ultra
ProShares Short Russell2000 Value	[redacted]	Short
ProShares UltraShort Russell2000 Value	[redacted]	Short
ProShares Ultra Russell2000 Growth	[redacted]	Ultra
ProShares Short Russell2000 Growth	[redacted]	Short
ProShares UltraShort Russell2000 Growth	[redacted]	Short
ProShares Ultra Basic Materials	[redacted]	Ultra
ProShares Short Basic Materials	[redacted]	Short
ProShares UltraShort Basic Materials	[redacted]	Short
ProShares Ultra Consumer Goods	[redacted]	Ultra
ProShares Short Consumer Goods	[redacted]	Short
ProShares UltraShort Consumer Goods	[redacted]	Short
ProShares Ultra Consumer Services	[redacted]	Ultra
ProShares Short Consumer Services	[redacted]	Short
ProShares UltraShort Consumer Services	[redacted]	Short
ProShares Ultra Financials	[redacted]	Ultra
ProShares Short Financials	[redacted]	Short
ProShares UltraShort Financials	[redacted]	Short
ProShares Ultra Health Care	[redacted]	Ultra
ProShares Short Health Care	[redacted]	Short
ProShares UltraShort Health Care	[redacted]	Short
ProShares Ultra Industrials	[redacted]	Ultra
ProShares Short Industrials	[redacted]	Short
ProShares UltraShort Industrials	[redacted]	Short
ProShares Ultra Oil & Gas	[redacted]	Ultra
ProShares Short Oil & Gas	[redacted]	Short
ProShares UltraShort Oil & Gas	[redacted]	Short
ProShares Ultra Real Estate	[redacted]	Ultra
ProShares Short Real Estate	[redacted]	Short
ProShares UltraShort Real Estate	[redacted]	Short
ProShares Ultra Semiconductors	[redacted]	Ultra
ProShares Short Semiconductors	[redacted]	Short
ProShares UltraShort Semiconductors	[redacted]	Short
ProShares Ultra Technology	[redacted]	Ultra
ProShares Short Technology	[redacted]	Short
ProShares UltraShort Technology	[redacted]	Short
ProShares Ultra Utilities	[redacted]	Ultra
ProShares Short Utilities	[redacted]	Short
ProShares UltraShort Utilities	[redacted]	Ultra
ProShares Short MSCI Emerging Markets	[redacted]	Short
ProShares Short MSCI EAFE	[redacted]	Short
ProShares UltraShort MSCI Emerging Markets	[redacted]	Short
ProShares UltraShort MSCI Japan	[redacted]	Short
ProShares UltraShort MSCI EAFE	[redacted]	Short
ProShares UltraShort FTSE China 50	[redacted]	Short
ProShares UltraShort 7-10 Year Treasury	[redacted]	Short
ProShares UltraShort 20+ Year Treasury	[redacted]	Short

ProShares Ultra FTSE China 50	[redacted]	Ultra
ProShares Ultra FTSE China 50	[redacted]	Ultra
ProShares Ultra MSCI Japan	[redacted]	Ultra
ProShares Ultra MSCI Japan	[redacted]	Ultra
ProShares Ultra Telecommunications	[redacted]	Ultra
ProShares UltraShort Telecommunications	[redacted]	Short
ProShares Ultra MSCI EAFE	[redacted]	Ultra
ProShares Ultra MSCI EAFE	[redacted]	Ultra
ProShares Ultra MSCI Emerging Markets	[redacted]	Ultra
ProShares Ultra MSCI Emerging Markets	[redacted]	Ultra
ProShares UltraShort MSCI Europe	[redacted]	Short
ProShares UltraShort MSCI Pacific ex-Japan	[redacted]	Short
ProShares UltraShort MSCI Brazil Capped	[redacted]	Short
ProShares UltraShort MSCI Mexico Capped IMI	[redacted]	Short
ProShares Ultra Russell3000	[redacted]	Ultra
ProShares UltraShort Russell3000	[redacted]	Short
ProShares Large Cap Core Plus	[redacted]	Alpha
ProShares UltraPro S&P500®	[redacted]	Ultra
ProShares UltraPro Short S&P500®	[redacted]	Short
ProShares Short 7-10 Year Treasury	[redacted]	Short
ProShares Short 20+ Year Treasury	[redacted]	Short
ProShares Ultra 7-10 Year Treasury	[redacted]	Ultra
ProShares Ultra 20+ Year Treasury	[redacted]	Ultra
ProShares UltraPro Dow30	[redacted]	Ultra
ProShares UltraPro MidCap400	[redacted]	Ultra
ProShares UltraPro Russell2000	[redacted]	Ultra
ProShares UltraPro QQQ	[redacted]	Ultra
ProShares UltraPro Short Dow30	[redacted]	Short
ProShares UltraPro Short MidCap400	[redacted]	Short
ProShares UltraPro Short Russell2000	[redacted]	Short
ProShares UltraPro Short QQQ	[redacted]	Short
ProShares Short Basic Materials	[redacted]	Short
ProShares Short Real Estate	[redacted]	Short
ProShares Short FTSE China 50	[redacted]	Short
ProShares Ultra Nasdaq Biotechnology	[redacted]	Ultra
ProShares UltraShort Nasdaq Biotechnology	[redacted]	Short
ProShares Ultra S&P Regional Banking	[redacted]	Ultra
ProShares Short S&P Regional Banking	[redacted]	Short
ProShares Ultra MSCI Europe	[redacted]	Ultra
ProShares Ultra MSCI Pacific ex-Japan	[redacted]	Ultra
ProShares Ultra MSCI Brazil Capped	[redacted]	Ultra
ProShares Ultra MSCI Mexico Capped IMI	[redacted]	Ultra
ProShares RAFI Long/Short	[redacted]	Alpha
ProShares Hedge Replication ETF	[redacted]	Alpha
ProShares Ultra TIPS	[redacted]	Ultra
ProShares UltraShort TIPS	[redacted]	Short
ProShares Short High Yield	[redacted]	Short
ProShares Short Investment Grade Corporate	[redacted]	Short
ProShares UltraShort 3-7 Year Treasury	[redacted]	Short
ProShares Short 7-10 Year Treasury	[redacted]	Short
ProShares Ultra High Yield	[redacted]	Ultra
ProShares Ultra Investment Grade Corporate	[redacted]	Ultra
ProShares German Sovereign/Sub-Sovereign ETF	[redacted]	Specialty

ProShares UltraPro 10 Year TIPS/TSY Spread	[redacted]	Specialty
ProShares UltraPro Short 10 Year TIPS/TSY Spread	[redacted]	Specialty
ProShares Inflation Expectations	[redacted]	Specialty
ProShares UltraPro MSCI Emerging Markets	[redacted]	Short
ProShares UltraPro Short MSCI Emerging Markets	[redacted]	Short
ProShares UltraPro 20+ Year Treasury	[redacted]	Short
ProShares UltraPro Short 20+ Year Treasury	[redacted]	Short
ProShares Covered Bond	[redacted]	Ultra
ProShares UltraPro Financials Select Sector	[redacted]	Ultra
ProShares UltraPro Short Financials Select Sector	[redacted]	Short
ProShares Merger ETF	[redacted]	Specialty
ProShares Global Listed Private Equity ETF	[redacted]	Specialty
ProShares High Yield–Interest Rate Hedged	[redacted]	Specialty
ProShares S&P 500 Aristocrats ETF	[redacted]	Specialty
ProShares Investment Grade – Interest Rate Hedged	[redacted]	Specialty
ProShares Short Term USD Emerging Markets Bond ETF	[redacted]	Specialty
ProShares DJ Brookfield Global Infrastructure ETF	[redacted]	Specialty
ProShares CDS North American HY Credit ETF	[redacted]	Specialty
ProShares CDS Short North American HY Credit ETF	[redacted]	Specialty
ProShares CDS North American IG Credit ETF	[redacted]	Specialty
ProShares CDS Short North American IG Credit ETF	[redacted]	Specialty
ProShares MSCI EAFE Dividend Growers ETF	[redacted]	Specialty
ProShares MSCI Emerging Markets Dividend Growers ETF	[redacted]	Specialty
ProShares Morningstar Alternatives Solution ETF	[redacted]	Specialty
ProShares USD Emerging Markets Bond - Interest Rate Hedged	[redacted]	Specialty
ProShares Russell 2000 Dividend Growers ETF	[redacted]	Specialty
ProShares S&P Midcap 400 Dividend Aristocrats ETF	[redacted]	Specialty
ProShares Ultra Gold Miners	[redacted]	Ultra
ProShares Ultra Junior Miners	[redacted]	Ultra
ProShares UltraShort Gold Miners	[redacted]	Short
ProShares UltraShort Junior Miners	[redacted]	Short
ProShares UltraPro Nasdaq Biotechnology	[redacted]	Ultra
ProShares UltraPro Short Nasdaq Biotechnology	[redacted]	Short
ProShares Ultra Oil & Gas Exploration & Production	[redacted]	Ultra
ProShares UltraShort Oil & Gas Exploration & Production	[redacted]	Short
ProShares Ultra Homebuilders & Supplies	[redacted]	Ultra
ProShares UltraShort Homebuilders & Supplies	[redacted]	Short
ProShares Hedged FTSE Europe ETF	[redacted]	Currency Hedged
ProShares Hedged FTSE Japan ETF	[redacted]	Currency Hedged
ProShares MSCI Europe Dividend Growers ETF	[redacted]	Specialty
ProShares S&P 500 Ex-Energy ETF	[redacted]	Ultra
ProShares S&P 500 Ex-Financials ETF	[redacted]	Ultra
ProShares S&P 500 Ex-Health Care ETF	[redacted]	Ultra
ProShares S&P 500 Ex-Technology ETF	[redacted]	Ultra
ProShares Managed Futures Strategy ETF	[redacted]	Specialty
ProShares UltraPro China A Shares	[redacted]	Ultra
ProShares UltraShort China A Shares	[redacted]	Short
ProShares K-1 Free Crude Oil Strategy ETF	[redacted]	Specialty

*	For any creation unit purchases or redemptions made when the Fund is invested in financial instruments and cash only.
**	For any creation unit purchases or redemptions made when the Fund is invested in American Depositary Receipts in addition to any financial instruments and cash.
***	For any creation unit purchases or redemptions made when the Fund is invested in local international equities or American Depositary Receipts in addition to any financial instruments and cash.

With respect to any change from * to ** or ***, JPMorgan reserves the right to adjust fees

Additional Transaction Fees.

An additional charge of up to [redacted] times the normal creation redemption fee (for a total charge of up to [redacted] times the normal creation redemption fee) will be collected with respect to transactions effected by Authorized Participants outside the Clearing Process.

Fee Schedule Acknowledgement

The foregoing fee proposal covers custody, settlement and certain associated services to be performed by JPMorgan Chase Bank, N.A. ("J.P. Morgan") and/or certain subsidiaries and/or affiliates for ProShares. The signature below indicates that I, as a duly authorized representative of ProShares, have reviewed and accept this fee proposal, which will take effect upon the start of provision of the services described herein by J.P. Morgan for ProShares. This fee proposal will be attached as a schedule to, and will be incorporated into, the custody or trust agreement(s) in effect between ProShares and J.P. Morgan.

Accepted by:

ProShares Trust		JPMorgan Chase Bank, N.A.

By:	/s/ Todd B. Johnson	By:	/s/ Josh Jacobs
Name: Todd B. Johnson		Name: Josh Jacobs
Title: President		Title: Executive Director